SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 1, 2006

ION NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

000-13117

22-2413505

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(State or Other Jurisdiction

           (Commission File Number)

       (IRS Employer

of Incorporation)

                   Identification No.

   120 Corporate Boulevard

South Plainfield, New Jersey

  07080

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(Address of principal executive offices)

(Zip Code)

(Registrant’s telephone number, including area code)  (908) 546-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2006, the Company reduced the exercise price of 3,325,882 warrants to $0.15 on the condition that warrant holders simultaneously exercise all warrants. The Company received $498,882 from the exercise of these 3,325,882 warrants. Of these warrants, 1,120,000 were granted on February 14, 2002, in connection with the sale of common stock, pursuant to a Purchase Agreement dated February 7, 2002. These warrants had a five year term and an exercise price of $1.25 per share. The remaining 2,205,882 warrants were granted in connection with the sale of common stock on March 31, 2005, with a five year term and an exercise price of $0.23 per share. Each warrant was subject to certain adjustments, including a weighted-average ratchet adjustment for certain issuances of the Company's equity securities below the warrant exercise price. As of April 20, 2006, the exercise price of the 1,120,000 warrants granted on February 14, 2002 was $0.95, due to the weighted-average ratchet adjustment.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits –

Exhibit 99 – Agreement to Reprice and Exercise Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION NETWORKS, INC.

Dated:   May 1, 2006

By:_/s/ Norman E. Corn

 Norman E. Corn

 Chief Executive Officer

Exhibit 99

AGREEMENT TO REPRICE AND EXERCISE WARRANTS

THIS AGREEMENT TO REPRICE AND EXERCISE WARRANTS (this “Agreement”) is made as of the 25th day of April, 2006 by and among ION Networks, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A.

The Company and certain of the Investors previously entered into a Purchase Agreement dated as of February 7, 2002 (the “2002 Purchase Agreement”) and a Purchase Agreement dated March 31, 2005 (the “2005 Purchase Agreement”), and all capitalized terms used herein and not otherwise defined have the meanings assigned to them in the 2005 Purchase Agreement; and

B.

Pursuant to the 2002 Purchase Agreement and the 2005 Purchase Agreement (together, the “Purchase Agreements”), the Company sold warrants entitling the holder thereof to acquire common stock of the Company (the “Warrants”), which Warrants are currently held by the Investors in the amounts shown on the signature pages affixed hereto; and

C.

The Company is willing to reduce the exercise price of the Warrants as provided herein and the Investors are willing to exercise all of the outstanding Warrants at such reduced exercise price on the terms and subject to the conditions set forth herein; and

D.

The Company acknowledges that the Investors have certain registration rights with respect to the shares of Common Stock issuable upon the exercise of the Warrants (after giving effect to the reduction in the exercise price as provided herein) pursuant to the terms of the registration rights agreements entered into in connection with the Purchase Agreements (the “Registration Rights Agreements”).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Change in Warrant Price.  In consideration of, and conditioned upon, the exercise of the Warrants in accordance with Section 2 below, the Warrant Price, as that term is used in the Warrants, is hereby reduced to fifteen cents ($0.15) per share, effective on the Warrant Closing Date (as hereinafter defined).

2.

Exercise of the Warrants.  In consideration of, and conditioned upon, the reduction of the Warrant Price in accordance with Section 1 above, each Investor hereby irrevocably exercises, effective as of the Warrant Closing Date, the right of purchase represented by all Warrants registered in the name of such Investor (the “Investor’s Warrants”) for, and to purchase thereunder by the payment of the Warrant Price

(as reduced pursuant to Section 1

hereof) and surrender of the Warrant, the total number of shares of Common Stock represented by the Investor’s Warrants (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued in the Investor’s name and delivered to the Investor at its address at 570 Madison Avenue, Suite 2500, New York, NY  10022.  This exercise shall have the same effect as, and be in lieu of, completion and submission of the Warrant Exercise Form attached as Appendix A to the Investor’s Warrants.

3.

Warrant Exercise Closing.  As promptly as practicable following the date hereof, the Company shall deliver to Lowenstein Sandler PC, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing the Warrant Shares, with instructions that such certificates are to be held for release to the Investors only upon delivery to Lowenstein Sandler PC, in trust, of the Investors’ Warrants and payment in full of the Warrant Price to the Company by all the Investors.  As promptly as practicable following the date hereof, each Investor shall deliver to Lowenstein Sandler PC, in trust, such Investor’s Warrants (the number of Warrants for each Investor is set forth on the signature pages to this Agreement), with instructions that such Warrants are to be held for release to the Company only upon delivery of the Warrant Shares.  Promptly, but no more than one Business Day after, the Company and the Investors are notified that Lowenstein Sandler PC has received all of the certificates representing the Warrant Shares from the Company and all of the Warrants from the Investors, then each Investor shall cause wire transfers in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing the aggregate Warrant Price for all such Investor’s Warrants.  Upon confirmation from the Company that it has received the aggregate Warrant Price from the Investors, Lowenstein Sandler PC shall cause all of the Warrants to be delivered to the Company and shall cause all the certificates representing the Warrant Shares to be delivered to the Investors (the date on which such transactions take place is referred to as the “Warrant Closing Date”).  This Agreement shall terminate automatically if the Warrant Closing Date does not occur on or prior to 5:00 p.m., New York City time, on April 28, 2006.  Upon any termination of this Agreement pursuant to the preceding sentence, Lowenstein Sandler PC shall deliver the certificates representing the Warrant Shares to the Company and shall deliver the Warrants to the Investors.  Upon such termination, this Agreement shall have no further force or effect (and the Warrant Price shall not have been changed hereby) except for Section 4 hereof, which shall remain in effect.

4.

Amendments to Notice Provision of the Purchase Agreements.  Effective immediately, notices to the Company pursuant to the Purchase Agreements shall be addressed to:

ION Networks, Inc.

120 Corporate Boulevard

South Plainfield, NJ 07080

Attention:  Patrick E. Delaney, Chief Financial Officer

Fax: 908-546-3901

with a copy to:

Pitney Hardin LP

Delivery:

200 Campus Drive

Florham Park, New Jersey 07932-0950

Mail:

P.O. Box 1945

Morristown, New Jersey 07962-1945

Attention:  Michael W. Zelenty, Esq.

Fax: (973) 966-1550

5.

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors that:

5.1

Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

5.2

Authorization.  The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder, and (iii) the authorization, issuance and delivery of the Warrant Shares.  This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equity principles.

5.3

Pre-emptive Rights; Etc.  No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance of the Warrant Shares as contemplated hereby.  The issuance and sale of the Warrant Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

5.4

Valid Issuance.  The Warrant Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement and the Warrant exercise hereunder, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer imposed by applicable securities laws.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants as provided herein.

5.5

Consents.  The execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Warrant Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  Subject to the accuracy of the representations and warranties of each Investor set forth in Section 6 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Warrant Shares upon due exercise of the Warrants, and (ii) the other transactions contemplated hereby from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Warrant Shares and the ownership, disposition or voting of the Warrant Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement.

5.6

No Conflict, Breach, Violation or Default.  The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Warrant Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

5.7

Brokers and Finders.  No Person will have, as a result of the transactions contemplated hereby, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

5.8

No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Warrant Shares.

5.9

No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Warrant Shares under the 1933 Act.

5.10

Private Placement.  The offer and sale of the Warrant Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

5.11

Disclosures.  Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information in connection with the offer and sale of the Warrant Shares to the Investors as contemplated hereby.

6.

Representations and Warranties of the Investors.  Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

6.1

Organization and Existence.  Such Investor is a validly existing limited partnership and has all requisite partnership power and authority to invest in the Warrant Shares pursuant to this Agreement.

6.2

Authorization.  The execution, delivery and performance by such Investor of this Agreement has been duly authorized and will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and general equity principles.

6.3

Ownership of the Warrants.  It owns the Warrants stated to be owned by it on the signature page of this Agreement beneficially and of record, free and clear of any Encumbrances, other than those created pursuant to the terms of the Purchase Agreements and the “Transaction Documents” entered into in accordance therewith and those arising under applicable federal and state securities laws.  Except as set forth in such Transaction Documents, there are no agreements (i) granting any option, warrant or right of first refusal with respect to the Warrants to any Person, (ii) restricting its right to exercise the Warrants, or (iii) restricting any other of its rights with respect to the Warrants.

6.4

Purchase Entirely for Own Account.  The Warrant Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Warrant Shares in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Warrant Shares for any period of time.  Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

6.5

Investment Experience.  Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

6.6

Disclosure of Information.  Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Warrant Shares.  Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

6.7

Restricted Securities.  Such Investor understands that the Warrant Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Warrant Shares may be resold without registration under the 1933 Act only in certain limited circumstances.

6.8

Legends.  It is understood that, except as provided below, certificates evidencing the Warrant Shares may bear the following or any similar legend:

(a)

“The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b)

If required by the authorities of any state in connection with the issuance of sale of the Warrant Shares, the legend required by such state authority.

6.9

Accredited Investor.  Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

6.10

No General Solicitation.  Such Investor did not learn of the investment in the Warrant Shares as a result of any general solicitation or general advertising.

6.11

Brokers and Finders.  No Person will have, as a result of the transactions contemplated hereby, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

7.

Covenants and Agreements of the Company.

7.1

Listing of Warrant Shares and Related Matters.  In the event that the Company applies to have its Common Stock or other securities traded on any stock exchange or market, it shall include in such application the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed.  The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on such stock exchange or market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such stock exchange or market, as applicable.

7.2

Removal of Legends.  Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreements or (ii) Rule 144(k) becoming available the Company shall (A) deliver to the transfer agent for the Common Stock (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Investor that Rule 144(k) applies to the shares of Common Stock represented thereby or (2) a statement by the Investor that such Investor has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act.  From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates evidencing the Investor’s Warrant Shares to be replaced with certificates which do not bear such restrictive legends.  When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Transfer Agent as provided above, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.5% of the aggregate purchase price of the Warrant Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

7.3

Successor or Substitute Registration Statement.  The Company acknowledges that the Investors have registration rights with respect to the Warrant Shares pursuant to the terms of the Registration Rights Agreements, and the Company intends that the Warrant Shares will be covered by the Registration Statement on Form SB-2 (Registration Number 333-124274) on file with the Securities and Exchange Commission (the “Existing Registration Statement”).  In the event that the Existing Registration Statement cannot be used for resale of the Warrant Shares for any reason, the parties will cooperate in good faith to effect the registration of the Warrant Shares as promptly as practicable, on terms and conditions consistent to the greatest extent practicable with those contained in the Registration Rights Agreements.

8.

Miscellaneous.

8.1

Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Warrant Shares in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2

Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

8.3

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4

Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the Registration Rights Agreement, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

8.5

Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Warrant Shares purchased under this Agreement at the time outstanding, each future holder of all such Warrant Shares, and the Company.

8.6

Publicity.  Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.  By 8:30 a.m. (New York City time) on the trading day immediately following the Warrant Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement.  No later than the third trading day following the Warrant Closing Date, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence as well as copies of this Agreement.  In addition, the

Company will make such other filings and notices in the manner and time required by the SEC.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

8.7

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.8

Entire Agreement.  This Agreement and the Registration Rights Agreement constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.9

Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.10

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under the Purchase Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

8.11

Independent Nature of Investors' Obligations and Rights.  The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder.  The decision of each Investor to purchase Warrant Shares pursuant to this Agreement has been made by such Investor independently of any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Warrant Shares or enforcing its rights hereunder and under the Registration Rights Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the Registration Rights Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same forms of agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

ION NETWORKS, INC.

By:/s/ Norman E. Corn

Name:  Norman E. Corn

Title:     CEO

[signatures continue on the following page]

The Investors:

SPECIAL SITUATIONS FUND III, L.P.

By:/s/ Austin W. Marxe

Name: Austin W. Marxe

Title: General Partner

Number of Warrants:  139,718

SPECIAL SITUATIONS FUND III QP, L.P.

By: /s/ Austin W. Marxe

Name: Austin W. Marxe

Title: General Partner

Number of Warrants:  1,593,940

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By: /s/ Austin W. Marxe

Name: Austin W. Marxe

Title: General Partner

Number of Warrants:  604,324

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By: /s/ Austin W. Marxe

Name: Austin W. Marxe

Title: General Partner

Number of Warrants:  666,476

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By: /s/ Austin W. Marxe

Name: Austin W. Marxe

Title: General Partner

Number of Warrants:  50,780

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By: /s/ Austin W. Marxe

Name: Austin W. Marxe

Title: General Partner

Number of Warrants:  270,644